                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                   ----------------


                                       FORM 8-K

                                    CURRENT REPORT
                        filed pursuant to Section 13 or 15(d)
                        of the Securities Exchange Act of 1934

           Date of report (Date of earliest event reported): April 24, 1996





                                    HONEYWELL INC.
                                    --------------
                (Exact name of registrant as specified in its charter)


               Delaware                  1-971                 41-0415010
- --------------------------------------------------------------------------------
    (State or other jurisdiction     (Commission            (I.R.S. Employer
        of incorporation)             File Number)         Identification No.)



       Honeywell Plaza, Minneapolis Minnesota                     55408
   ---------------------------------------------------------------------------
            (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code     (612) 951-1000
                                                    --------------------

                                    N/A
- --------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)



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Item 5.  OTHER EVENTS.

         On April 24, 1996, Honeywell Inc. (the "Company") agreed to sell $100,000,000 principal amount of its 6.60% Notes due April 15, 2001 (the "2001 Notes") and $200,000,000 principal amount of its 7.125% Notes due April 15, 2008 (the "2008 Notes" and, together with the 2001 Notes, the "Notes"), all pursuant to an Underwriting Agreement and applicable Pricing Agreements each dated April 24, 1996, among the Company and Goldman, Sachs & Co., Chase Securities Inc., Citicorp Securities, Inc. and J.P. Morgan Securities Inc. The Notes will be issued pursuant to that certain Indenture dated as of August 1, 1994 between the Company and The Chase Manhattan Bank (National Association), as Trustee (the "Indenture"), and the Officers' Certificate and Company Order dated April 29, 1996, pursuant to Sections 201, 301 and 303 of the Indenture. The Notes have been registered under the Securities Act of 1933, as amended, by registrations statements on Form S-3, File Nos. 33-62300 and 333-2589.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    (c)  Exhibits.

    1.1 Underwriting Agreement and applicable Pricing Agreements each dated April 24, 1996, among the Company and Goldman, Sachs & Co., Chase Securities Inc., Citicorp Securities, Inc. and J.P. Morgan Securities Inc.

    4.2 Officers' Certificate and Company Order dated April 29, 1996 pursuant to Sections 201, 301 and 303 of the Indenture dated as of August 1, 1994, between the Company and The Chase Manhattan Bank (National Association), as Trustee (excluding exhibits thereto)(relating to the 2001 Notes).

    4.3 Officers' Certificate and Company Order dated April 29, 1996 pursuant to Sections 201, 301 and 303 of the Indenture dated as of August 1, 1994, between the Company and The Chase Manhattan Bank (National Association), as Trustee (excluding exhibits thereto)(relating to the 2008 Notes).

    4.4  Specimen 2001 Note.

    4.5  Specimen 2008 Note.


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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 29, 1996


                             HONEYWELL INC.


                             By    /s/Paul N. Saleh
                                  ---------------------------
                                  Paul N. Saleh
                                  Vice President and Treasurer


                                         -3-

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                                  INDEX TO EXHIBITS


(c) Exhibits                                                           Page No.
    --------                                                           --------

    1.1  Underwriting Agreement and applicable Pricing
         Agreements each dated April 24, 1996, among the
         Company and Goldman, Sachs & Co., Chase Securities
         Inc., Citicorp Securities,  Inc. and J.P. Morgan
         Securities Inc. . . . . . . . . . . . . . . . . . . . . . . .

    4.2 Officers' Certificate and Company Order dated April 29, 1996 pursuant to Sections 201, 301 and 303 of the Indenture dated as of August 1, 1994, between the Company and The Chase Manhattan Bank (National Association), as Trustee
         (excluding exhibits thereto)(relating to the 2001 Notes). .

    4.3 Officers' Certificate and Company Order dated April 29, 1996 pursuant to Sections 201, 301 and 303 of the Indenture dated as of August 1, 1994, between the Company and The Chase Manhattan Bank (National Association), as Trustee
         (excluding exhibits thereto)(relating to the 2008 Notes). .

    4.4  Specimen 2001 Note. . . . . . . . . . . . . . . . . . . . .

    4.5  Specimen 2008 Note. . . . . . . . . . . . . . . . . . . . .


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